                                                                   EXHIBIT 10.14
                                                               EXECUTION VERSION

                      INTERCOMPANY SUBORDINATION AGREEMENT

          THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "AGREEMENT"), dated as of July 7, 2003, is made by and between MORTON'S RESTAURANT GROUP, INC., a Delaware corporation ("BORROWER"), and each of Borrower's Subsidiaries identified on the signature pages hereto (such Subsidiaries, together with Borrower, are referred to hereinafter each individually as an "OBLIGOR", and individually and collectively, jointly and severally, as the "OBLIGORS"), in favor of WELLS FARGO FOOTHILL, INC., a California corporation ("LENDER").

          WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement, of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "LOAN AGREEMENT"), pursuant to which Lender has agreed to make certain financial accommodations to Borrower;

          WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

          WHEREAS, each Obligor has agreed to the subordination of such indebtedness of each other Obligor to such Obligor, upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

          SECTION 1   DEFINITIONS; INTERPRETATION.

          (a) TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

          (b) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "AGREEMENT" has the meaning set forth in the preamble hereto.

          "BANK PRODUCT PROVIDERS" has the meaning set forth in the Loan Agreement.

          "BORROWER" has the meaning set forth in the preamble hereto.

          "INSOLVENCY EVENTS" has the meaning set forth in Section 3.

          "LENDER" has the meaning set forth in the preamble hereto.

          "LOAN AGREEMENT" has the meaning set forth in the recitals hereto.

          "OBLIGORS" has the meaning set forth in the preamble hereto.

          "SENIOR DEBT" means the Obligations and other indebtedness and liabilities of the Obligors to Lender and the Bank Product Providers under or in connection with the Loan Agreement, the Guaranty and the other Loan Documents, including all unpaid principal of the Advances, all interest accrued thereon, all fees due under the Loan Agreement and the other Loan Documents, and all other amounts payable by the Obligors to Lender and the Bank Product Providers thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including without limitation interest, fees, and other such amounts, which would accrue and become due but for the commencement of an Insolvency Event, whether or not such interest, fees, and other amounts are allowed or allowable in whole or in part in any such Insolvency Event.

          "SUBORDINATED DEBT" means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of any other Obligor owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Obligor to such Obligor under or in connection with any documents or instruments related thereto.

          "SUBORDINATED DEBT PAYMENT" means any payment or distribution by or on behalf of the Obligors, directly or indirectly, of assets of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

          (c) INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2 SUBORDINATION TO PAYMENT OF SENIOR DEBT. As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents of the Senior Debt.

          SECTION 3 SUBORDINATION UPON ANY DISTRIBUTION OF ASSETS OF THE OBLIGORS. Except in connection with any transfer of assets in connection with a disposition permitted under clause (f) of the definition of Permitted Dispositions in the Loan Agreement, as to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the "INSOLVENCY EVENTS"): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Lender and the Bank Product Providers for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Lender and the Bank Product Providers in respect of such Senior Debt.

          SECTION 4   PAYMENTS ON SUBORDINATED DEBT.

          (a) PERMITTED PAYMENTS. So long as no Event of Default has occurred and is continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business.

          (b) NO PAYMENT UPON SENIOR DEBT DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, each Obligor shall not make, and each other Obligor shall not accept or receive, any Subordinated Debt Payment (except for Subordinated Debt Payments expressly permitted under clause (f) of the definition of Permitted Investments in the Loan Agreement).

          SECTION 5 SUBORDINATION OF REMEDIES. As long as any Senior Debt shall remain outstanding and unpaid, following the occurrence and during the continuance of any Event of Default, each Obligor shall not, without the prior written consent of Lender:

          (a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;

          (b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

          (c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

          (d) commence, or cause to be commenced, or join with any creditor other than Lender and the Bank Product Providers in commencing any bankruptcy, insolvency, or receivership proceeding against the other Obligor.

          SECTION 6 PAYMENT OVER TO LENDER. In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of Section 3, 4, or 5 by any Obligor before all Senior Debt is paid, in full, in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of Lender and the Bank Product Providers and shall be paid over or delivered to Lender and the Bank Product Providers for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to Lender and the Bank Product Providers in respect of the Senior Debt.

          SECTION 7 AUTHORIZATION TO LENDER. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any other Obligor or its property: (i) Lender hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lender and the Bank Product Providers; and (ii) each Obligor shall promptly take such action as Lender reasonably may request (A) to collect the Subordinated Debt for the account of Lender and the Bank Product Providers and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Lender such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

          SECTION 8   CERTAIN AGREEMENTS OF EACH OBLIGOR.

          (a) NO BENEFITS. Each Obligor understands that there may be various agreements between Lender and the Bank Product Providers and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that neither Lender nor any Bank Product Provider shall have any obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

          (b) NO INTERFERENCE. Each Obligor acknowledges that each other Obligor has granted to Lender for Lender's benefit and for the benefit of the Bank Product Providers security interests in all of such other Obligor's assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Lender and the Bank Product Providers in accordance with applicable law and the terms of the Loan Documents.

          (c) RELIANCE BY LENDER. Each Obligor acknowledges and agrees that Lender and the Bank Product Providers will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Advances, the Letters of Credit, or other financial accommodations thereunder.

          (d) WAIVERS. Except as provided under the Loan Agreement, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

          (e) OBLIGATIONS OF EACH OBLIGOR NOT AFFECTED. Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Lender or the Bank Product Providers hereunder: (i) the time for any other Obligor's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Lender; (ii) the agreements of any other Obligor with respect to the Loan Documents may from time to time be modified by such other Obligor and Lender for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor or Lender thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor and Lender; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Lender for Lender's benefit and for the benefit of the Bank Product Providers may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligor, any other Person, or with respect to any Collateral may be exercised (or Lender may waive or refrain from exercising such rights).

          (f) RIGHTS OF LENDER NOT TO BE IMPAIRED. No right of Lender or the Bank Product Providers to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any other Obligor, Lender, the Bank Product Providers or by any noncompliance by the other Obligor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Lender or the Bank Product Providers may have or otherwise be charged with.

          (g) FINANCIAL CONDITION OF THE OBLIGORS. Except as provided under the Loan Agreement or any Loan Document, each Obligor shall not have any right to require Lender to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of the other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Lender or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

          (h) ACQUISITION OF LIENS OR GUARANTIES. Except as permitted under the Loan Agreement, each Obligor shall not, without the prior consent of Lender, acquire any right or interest in or to any assets of any other Obligor or accept any guaranties from any other Obligor or from any other Subsidiary of Borrower for the Subordinated Debt.

          SECTION 9   SUBROGATION.

          (a) SUBROGATION. Until the payment and performance in full in cash of all Senior Debt (other than contingent reimbursement obligations), no Obligor shall have, and no Obligor shall directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Lender hereunder or otherwise. Upon the payment and performance in full in cash of all Senior Debt (other than contingent reimbursement obligations), each Obligor shall be subrogated to the rights of Lender to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to Lender of any cash, property, or securities to which any Obligor would be entitled except for the provisions of
Section 3, 4, or 5 shall, as among such Obligor, its creditors (other than Lender), and the other Obligor, be deemed to be a payment by the other Obligors to or on account of the Senior Debt.

          (b) PAYMENTS OVER TO THE OBLIGORS. If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of
Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from Lender any payments or distributions received by Lender in excess of the amount sufficient to pay in full in cash all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Lender, Lender shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

          SECTION 10  CONTINUING AGREEMENT; REINSTATEMENT.

          (a) CONTINUING AGREEMENT. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until payment and performance in full in cash of the Senior Debt (or the collateralization thereof in a manner reasonably satisfactory to Lender) (other than contingent reimbursement obligations) or until such Obligor is released from its obligations hereunder pursuant to the terms of the Loan Agreement and the other Loan Documents. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligor, except to the extent otherwise permitted by the Loan Agreement or the other Loan Documents.

          (b) REINSTATEMENT. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Obligor shall be rescinded or must otherwise be restored by Lender, whether as a result of an Insolvency Event or otherwise.

          SECTION 11 TRANSFER OF SUBORDINATED DEBT. No Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt (other than to the Borrower or another Guarantor so long as such Guarantor is not an Inactive Subsidiary) without the prior written consent of Lender, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Lender.

          SECTION 12 OBLIGATIONS OF THE OBLIGORS NOT AFFECTED. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of Lender against the Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Obligor and the other Obligors, the obligation of the other Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than Lender) of the other Obligors against the other Obligors, on the other hand.

          SECTION 13 ENDORSEMENT OF OBLIGOR DOCUMENTS; FURTHER ASSURANCES AND ADDITIONAL ACTS.

          (a) ENDORSEMENT OF OBLIGOR DOCUMENTS. At the request of Lender, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Lender evidence of the same.

          (b) FURTHER ASSURANCES AND ADDITIONAL ACTS. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Lender reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Lender with evidence of the foregoing reasonably satisfactory in form and substance to Lender; provided, however, that it is hereby agreed that Lender shall not require the Subordinated Debt to be evidenced by documents or other instruments.

          SECTION 14 NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Loan Agreement and to each Obligor in care of the Borrower.

          SECTION 15 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Lender, whether under any other Loan Document, or under applicable law.

          SECTION 16 COSTS AND EXPENSES. Each of the Obligors, jointly and severally, agrees to pay to Lender, on demand, the Lender Expenses, other than to the extent such Lender Expenses have otherwise been paid by Borrower or any Guarantor pursuant to the terms of the Loan Agreement.

          SECTION 17 SURVIVAL. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Obligor under
Section 16 shall survive the satisfaction of the Senior Debt.

          SECTION 18 BENEFITS OF AGREEMENT. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

          SECTION 19 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor and Lender and their respective successors and permitted assigns.

          SECTION 20  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OBLIGOR AND LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

          EACH OBLIGOR AND LENDER HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OBLIGOR AND LENDER REPRESENTS THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND EACH SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          SECTION 21  ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

          (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of each of the Obligors and Lender with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

          (b) AMENDMENTS AND WAIVERS. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Lender; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 22 CONFLICTS. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

          SECTION 23 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

          SECTION 24 INTERPRETATION. This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors and Lender and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Lender merely because of Lender's involvement in the preparation hereof.

          SECTION 25 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and bind effect of this Agreement.

          SECTION 26 TERMINATION OF AGREEMENT. Upon payment and performance in full in cash of the Senior Debt (other than contingent indemnification obligations), including the cash collateralization, expiration, or cancellation of all Senior Debt, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Lender shall promptly execute and deliver to each Obligor such documents and instruments as the Obligors shall reasonably request to evidence such termination; provided, however, that the obligations of each Obligor under SECTION 16 shall survive such termination.


                            [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWER:

MORTON'S RESTAURANT GROUP, INC.,
a Delaware corporation

By:       /s/ Thomas J. Baldwin
   ----------------------------
       Name:  Thomas J. Baldwin
       Title: Executive Vice President and
              Chief Financial Officer

GUARANTORS:

PORTERHOUSE, INC., a Delaware
corporation

MORTON'S OF CHICAGO, INC., an
Illinois corporation

MORTON'S OF CHICAGO/ADDISON,
INC., a Delaware corporation

MORTON'S OF CHICAGO/ATLANTA,
INC., an Illinois corporation

MORTON'S OF CHICAGO/
BALTIMORE, INC., a Delaware
corporation

MORTON'S OF CHICAGO/BOCA
RATON, INC., a Delaware corporation

MORTON'S OF CHICAGO/
BUCKHEAD, INC., a Delaware
corporation

MORTON'S OF CHICAGO/CHICAGO,
INC., a Delaware corporation

MORTON'S OF CHICAGO/
CINCINNATI, INC., a Delaware
corporation

MORTON'S OF CHICAGO/CLAYTON,
INC., a Delaware corporation

MORTON'S OF CHICAGO/
CLEVELAND, INC., an Illinois
corporation

MORTON'S OF CHICAGO/
COLUMBUS, INC., a Delaware
corporation

MORTON'S OF CHICAGO/DALLAS,
INC., an Illinois corporation

MORTON'S OF CHICAGO/DENVER,
INC., an Illinois corporation

MORTON'S OF CHICAGO/DETROIT,
INC., a Delaware corporation

MORTON'S OF CHICAGO/FIFTH
AVENUE, INC., a Delaware corporation

MORTON'S OF CHICAGO/
FLAMINGO ROAD CORP., a Delaware
corporation

MORTON'S OF CHICAGO/HOUSTON,
INC., a Delaware corporation

MORTON'S OF CHICAGO/MIAMI,
INC., a Delaware corporation

MORTON'S OF CHICAGO/
MINNEAPOLIS, INC., a Delaware
corporation

MORTON'S OF CHICAGO/
NASHVILLE, INC., a Delaware
corporation

MORTON'S OF CHICAGO/NORTH
MIAMI BEACH, INC., a Delaware
corporation


                                       By:          /s/ Thomas J. Baldwin
                                          -------------------------------
                                       Name:  Thomas J. Baldwin
                                       Title: Executive Vice President and Chief
                                              Financial Officer of the above
                                              corporations

MORTON'S OF CHICAGO/ORLANDO,
INC., a Delaware corporation

MORTON'S OF CHICAGO/PALM
BEACH INC., a Delaware corporation

MORTON'S OF CHICAGO/PALM
DESERT, INC., a Delaware corporation

MORTON'S OF CHICAGO/
PHILADELPHIA, INC., an Illinois
corporation

MORTON'S OF CHICAGO/PHOENIX,
INC., a Delaware corporation

MORTON'S OF CHICAGO/
PITTSBURGH, INC., a Delaware
corporation

MORTON'S OF CHICAGO/
PORTLAND, INC., a Delaware
corporation

MORTON'S OF CHICAGO/PUERTO
RICO, INC., a Delaware corporation

MORTON'S OF CHICAGO/
ROSEMONT, INC., an Illinois corporation

MORTON'S OF CHICAGO/
SACRAMENTO, INC., a Delaware
corporation

MORTON'S OF CHICAGO/SAN
ANTONIO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN
DIEGO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN
FRANCISCO, INC., a Delaware
corporation

MORTON'S OF CHICAGO/SANTA
ANA, INC., a Delaware corporation

MORTON'S OF CHICAGO/
SCOTTSDALE, INC., a Delaware
corporation

MORTON'S OF CHICAGO/SEATTLE,
INC., a Delaware corporation

MORTON'S OF CHICAGO/VIRGINIA,
INC., an Illinois corporation

MORTON'S OF CHICAGO/
WASHINGTON D.C. INC., a Delaware
corporation

MORTON'S OF CHICAGO/
WASHINGTON SQUARE, INC., a
Delaware corporation

MORTON'S OF CHICAGO/
WESTBROOK, INC., an Illinois
corporation

PORTERHOUSE OF LOS ANGELES,
INC., a Delaware corporation

MOCGC CORP., a Virginia corporation

MORTON'S OF CHICAGO HOLDING,
INC., a Delaware corporation

MORTON'S OF CHICAGO/BOSTON
LLC, a Delaware limited liability company

ARNIE MORTON'S OF CHICAGO/
BURBANK LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
CHARLOTTE LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/CRYSTAL
CITY LLC, a Delaware limited liability
company

MORTON'S OF CHICAGO/DENVER
CRESCENT TOWN CENTER, LLC, a
Delaware limited liability company

ARNIE MORTON'S OF
CHICAGO/FIGUEROA LLC, a Delaware
limited liability company

MORTON'S OF CHICAGO/GREAT
NECK LLC, a Delaware limited liability
company

MORTON'S OF CHICAGO/
HACKENSACK LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
HARTFORD LLC, a Delaware limited
liability company


                                       By:       /s/ Thomas J. Baldwin
                                          ----------------------------
                                       Name:  Thomas J. Baldwin
                                       Title: Executive Vice President and Chief
                                              Financial Officer of the above
                                              corporations and limited liability
                                              companies

                                                                   EXHIBIT 10.14
                                                               EXECUTION VERSION

MORTON'S OF CHICAGO/
HONOLULU LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
INDIANAPOLIS LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
JACKSONVILLE LLC, a Delaware
limited liability company

MORTON'S OF CHICAGO/KANSAS
CITY LLC, a Delaware limited liability
company

MORTON'S OF CHICAGO/KING OF
PRUSSIA LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
LOUISVILLE LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/NEW
ORLEANS LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
PITTSBURGH LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/RESTON
LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/
RICHMOND LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
SCHAUMBURG LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/
STAMFORD LLC, a Delaware limited
liability company

MORTON'S OF CHICAGO/WHITE
PLAINS LLC, a Delaware limited liability company

ITALIAN RESTAURANTS HOLDING
CORP., a Delaware corporation

BERTOLINI'S RESTAURANTS, INC., a
Delaware corporation

BERTOLINI'S OF CIRCLE CENTRE,
INC., a Delaware corporation

BERTOLINI'S/KING OF PRUSSIA,
INC., a Delaware corporation

BERTOLINI'S OF LAS VEGAS, INC., a
Delaware corporation

BERTOLINI'S AT VILLAGE SQUARE,
INC., a Delaware corporation


                                       By:    /s/ Thomas J. Baldwin
                                          -------------------------
                                       Name:  Thomas J. Baldwin
                                       Title: Executive Vice President and Chief
                                              Financial Officer of the above
                                              corporations and limited liability
                                              companies

ADDISON STEAKHOUSE, INC.,
a Texas corporation

CHICAGO STEAKHOUSE, INC.,
a Texas corporation

HOUSTON STEAKHOUSE, INC.,
a Texas corporation

SAN ANTONIO STEAKHOUSE, INC.,
a Texas corporation


By:  /s/ Darryl G. Steadman
   ------------------------
   Name:  Darryl G. Steadman
   Title: Executive Vice President

WELLS FARGO FOOTHILL, INC.
a California corporation

By:  /s/ Lisa Cooley
   -----------------
   Name:  Lisa C. Cooley
   Title: Vice President